UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2020

WATER NOW, INC.

(Exact name of registrant as specified in its charter)

Texas	000-55825	81-1419236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5000 South Freeway, Suite 110 Fort Worth Texas	76115
(Address of principal executive offices)	(Zip Code)

(817) 900-9184

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2).                                                                                                                         [X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On July 31, 2020, Water Now, Inc. and its wholly owned subsidiary, HydraSpin USA, Inc. (collectively, the “Company”), entered into an Asset Sale and Purchase Agreement (the “Agreement”) by and among the Company, RigMax, LLC, a Texas limited liability company (the “Parent”), and RigMax H2O, LLC, a Texas limited liability company (the “Buyer”). Under the terms of the Agreement, the Company shall sell substantially all of its assets to the Buyer effective on a date that is no later than seven (7) business days after the stated closing conditions are satisfied or on such other date as agreed upon by the Company and the Buyer (the “Closing Date”).

The Agreement, among other things, provides for the following:

•	The Company will sell all of its right, title and interest in the Assets, as that term is defined in the Agreement, to the Buyer.
•	The purchase price (the “Purchase Price”) for the Assets to be sold to the Buyer is $30,000,000, less all pre-closing deposits made by the Buyer, payable in cash and in full at closing.
•	In accordance with the terms of a separate Escrow Agreement to be entered into by the parties, $1,000,000 of the Purchase Price will be held in an escrow account for a period of 12 months following the closing to satisfy claims the Buyer may have against the Company under the Agreement.
•	The Agreement may be terminated at any time before the Closing Date by (i) mutual written consent of the parties, (ii) by the Company or the Buyer if there has been a breach by a party of its representations, warranties or covenants that is not timely cured, (iii) by either party in the event all conditions precedent to closing are not satisfied before October 31, 2020, or (iv) by either party in the event the Company is unable to obtain shareholder approval of the transactions contemplated by the Agreement on or before October 31, 2020.
•	The Company may also terminate the Agreement in the event it receives a bona fide third-party, unsolicited written acquisition proposal that the board of directors reasonably concludes in good faith, after consultation with outside legal counsel, constitutes or would constitute a superior proposal. If the Company elects to exercise this option it shall have to pay to the Buyer the break-up fee described in the Agreement.
•	The Company and the Buyer have generally agreed to mutual indemnification for certain losses incurred in connection with the transactions contemplated by the Agreement and its ancillary documents.
•	The Asset sale is subject to, among other standard closing conditions, approval by the holders of a majority of the issued and outstanding shares of Water Now, Inc.’s common stock.

The transaction is expected to close on or before October 31, 2020. The actual timing may vary materially based on various factors including the approval by holders of a majority of the issued and outstanding shares of Water Now, Inc.’s common stock and the receipt and satisfaction of other closing conditions listed in the Agreement.

The Agreement contains representations, warranties and covenants by the parties and other factual information about the Company, the Buyer and their respective businesses or operations. The representations, warranties covenants and other factual statements: (i) have been made solely for the benefit of the other party or parties to such agreements and amendments; (ii) were made only as of the date of such agreements and amendments or such other date(s) as expressly set forth in such agreements or amendments and are subject to more recent developments, which may not be fully reflected in our public disclosure; (iii) may have been subject to qualifications with respect to materiality, knowledge and other matters, which qualifications modify, qualify and create exceptions to the representations, warranties and covenants in the agreements or amendments; (iv) may be qualified by disclosures made to such other party or parties in connection with signing such agreements or amendments, which disclosures contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants in such agreements or amendments; (v) have been made to reflect the allocation of risk among the parties to such agreements or amendments rather than establishing matters as facts; and (vi) may apply materiality standards different from what may be viewed as material to investors. Accordingly, these representations, warranties, covenants, and statements of fact should not be relied upon by investors as they may not describe the Company's actual state of affairs as of July 31, 2020 or as of the date of filing this Current Report on Form 8-K.

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Item 8.01 Other Events

Post-Closing Expectations

In connection with the transactions described above, the Company expects the following events to occur.

Liquidation of the Company

As soon as practicable after the Closing Date, Water Now, Inc., after satisfaction of all debt and other third party obligations, intends to pay a liquidating dividend to the holders of its outstanding common stock (the “Liquidation Event”). Thereafter, the Company shall be dissolved in accordance with the laws of the State of Texas.

Termination of Future Periodic Reporting Obligations

Following the Liquidation Event the Company will no longer have any outstanding securities registered with the U.S. Securities and Exchange Commission and, following any required deregistration procedures, will not be subject to the periodic reporting obligations of the Securities Exchange Act of 1934, as amended.

Press Release

On July August 3, 2020 the Company issued a press release regarding the entry into the Agreement, a copy of which is attached as an Exhibit to this Current Report.

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Item 9.01 Financial Statements and Exhibits.

Pursuant to the rules and regulations of the SEC, the Company has filed the Agreement and the press release as Exhibits 10.1 and 99.1, respectively, to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1	Asset Sale and Purchase Agreement by and among Water Now, Inc., HydraSpin USA, Inc., RigMax, LLC, and RigMax H2O, LLC dated July 31, 2020
99.1	Press Release dated August 3, 2020

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities law. Words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue,” “predict,” “intend,” “plan,” or other similar words, identify forward-looking statements. Forward-looking statements appear in a number of places in this Current Report on Form 8-K and include statements regarding our intent, belief or current expectation about, among other things, pending transactions, the outcomes of certain transactions, our financial condition, our ability to pay certain liabilities including the investment notes, our periodic reporting requirements under federal securities laws, and our liquidation strategies. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements included herein reflect and contain management’s current judgment and assumptions, and involve risks and uncertainties that could cause actual results, events, and performance to differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements. Actual results may differ materially from those indicated in the forward- looking statements as a result of various factors, including, but not limited to, those risk factors set forth in Item 1A of Part I in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, or as may be updated in our other filings with the SEC from time to time. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. Any of these risks could cause our results to differ materially from those expressed in our forward-looking statements or have an adverse effect on our business, financial condition and results of operations. When considering forward-looking statements you should keep these risk factors in mind, as well as the other cautionary statements set forth in this Current Report on Form 8-K. These forward-looking statements are made as of the date of this filing. We do not intend to update any of these forward-looking statements or publicly announce the results of or any revisions to these forward-looking statements, other than as is required under the federal securities laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Water Now, Inc.

	By:	/s/ David King
David King
Chief Executive Officer

Dated: August 3, 2020